Net Income (Loss) Per Share	12 Months Ended
Mar. 31, 2022
Text Block [Abstract]
Net Income (Loss) Per Share
28.	NET INCOME (LOSS) PER SHARE
The following table sets forth the computation of basic and diluted net income (loss) per common share:

	March 31, 2022	March 31, 2021	March 31, 2020
(in millions)
Net income (loss) attributable to ordinary shareholders	$857.7	$(76.1)	$(175.9)
Loss on change in fair value of warrants(i)	6.4	—	—

Net income (loss) attributable to ordinary shareholders (diluted)	$864.1	$(76.1)	$(175.9)

(in thousands)
Weighted average common shares outstanding(ii)	100.6	71.8	71.8
Dilutive effect of warrants(i)	10.9

Dilutive weighted average common shares outstanding	111.5	71.8	71.8

Net income (loss) per common share:
Basic	$8.53	$(1.06)	$(2.46)
Diluted	$7.75	$(1.06)	$(2.46)

(i)
In connection with the Merger, 24,179,000 units of the previously outstanding Legato warrants were converted into an equal number of warrants issued by the Company. For the purposes of determining diluted net income (loss) per common share, net income (loss) was adjusted for the change in the fair value of the warrants in the amount of $6.4 million as the warrants were determined to be dilutive.

(ii)
Pursuant to the Merger, on October 19, 2021, the Company effected a reverse stock split, such that each outstanding common share became such number of common shares as determined by the conversion factor of 71.76775%. As a result, 71,767,775 common shares of the Company were issued in replacement of the 100,000,001 common shares previously outstanding. The reverse stock split is also accounted for in the comparative periods for which net income (loss) per common share is presented.

Concurrently, the Company issued an additional 30,306,320 and 10,000,000 common shares to the Legato common shareholders and PIPE Investors, respectively. These common shares have been included in the weighted average common shares outstanding.
Further, upon the consummation of the Merger, the Company cancelled the previous long-term incentive plan (“LTIP” or “Plan”) and all outstanding awards under the Plan were replaced with Replacement LTIP awards (refer to Note 4). The 3,232,628 units of Replacement LTIP Awards granted to the former shareholders and LTIP award holders of the Company are also included within the weighted average common shares outstanding, as the Replacement LTIP Awards are fully vested and exercisable for a nominal price.
Subsequent to the cancellation of the Plan, the
C
ompany introduced an Omnibus Equity Incentive Plan (“Omnibus Plan”). On February 9, 2022, the Board of Directors granted 38,577 deferred share units. The deferred share units are included within the weighted average common shares outstanding, as the units are exercisable for little or no consideration.

As part of the Merger, a maximum of 37,500,000 earnout rights were granted to all of the previous shareholders of the Company, including LTIP award holders, and become issuable when specific financial targets are met within a prescribed timeframe. The required financial targets were achieved on December 31, 2021 and have been included in the calculation of basic and diluted net income (loss) per common share as if they were issued on that day.
Refer to Note 4 for further details on the common shares, warrants, Replacement LTIPs and earnout rights related to the Merger.